UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2008

HOMEOWNERS CHOICE, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

2340 Drew Street, Suite 200, Clearwater, FL 33765

(Address of Principal Executive Offices) (Zip Code)

(727) 213-2449

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.

On August 25, 2008, pursuant to authorization by our Board of Directors, we approved the mandatory separation of the common shares and the warrants to purchase common shares underlying our units which currently trade on the NASDAQ Global Market. In connection with the mandatory separation, pursuant to authorization by our Board, we provided on August 25, 2008 notice to The NASDAQ Stock Market LLC of our intention to withdraw the listing of our units from the NASDAQ Global Market.

We requested that the common shares and warrants begin trading separately on the NASDAQ Global Market under the ticker symbols “HCII” and “HCIIW,” respectively, on or about September 15, 2008. The units will continue to trade on the NASDAQ Global Market under the ticker symbol “HCIIU” until the close of the market immediately preceding that date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

HOMEOWNERS CHOICE, INC.

By:	/s/ Richard R. Allen
Name:	Richard R. Allen
Title:	Chief Financial Officer

Date: August 29, 2008